Exhibit 10.4

AMENDMENT

TO

EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment”) is made as of April 8, 2020, by and among GL Brands, Inc., a Nevada corporation (the “Company”) and Brian Moon (the “Employee”).

WHEREAS, the Company and the Employee are parties to that certain Employment Agreement, dated as of August 5, 2019 (the “Agreement”);

WHEREAS, the parties desire to now amend certain of the terms of the Employee Agreement on the terms set forth herein; and

NOW, THEREFORE, the Company and the Employee hereby agree as follows:

1.               Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

2.               Amendment. The Agreement is hereby amended to reduce the Base Salary from $150,000 to $130,000.

3.               Agreement. Except as modified by this Amendment, the Agreement shall remain unchanged and in full force and effect.

4.               Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without giving effect to the principles of conflicts of law.

5.               Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

THE COMPANY: GL Brands, Inc. By: /s/ Carlos Frias Name: Carlos Frias Title: CEO THE EMPLOYEE: Brian Moon By: /s/ Brian Moon Individually

[Signature Page to Amendment to Employment Agreement]

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